SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Federated U.S. Government Securities Fund: 5-10 Years. The report covers the six-month period ended August 31, 2000 and includes an investment review by the fund's portfolio manager, a complete listing of holdings, and the financial statements.

This mutual fund pursues total return consistent with current income through the relative safety of a U.S. government portfolio.1

During the reporting period, the fund's Institutional Shares produced a total return of 6.34% through paid income totaling $0.299 per share and a $0.30 increase in net asset value. Institutional Service Shares produced a total return of 6.18% through paid income totaling $0.284 per share and a net asset value increase of $0.30 per share.2 Net assets totaled $85.3 million on August 31, 2000.

Thank you for participating in the income opportunities of intermediate-term government securities through Federated U.S. Government Securities Fund: 5-10 Years. We welcome your comments and questions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
October 15, 2000

1 Fund shares are not guaranteed.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

Federated U.S. Government Securities Fund: 5-10 Years (GOV5-10) invests in U.S. government securities which include U.S. Treasury and agency obligations. The fund's dollar-weighted average portfolio duration is managed within 20% of the dollar-weighted average portfolio duration of the Merrill Lynch 5-10 Year Treasury Index.1

During the first half of the fund's semi-annual reporting period, U.S. Treasury yields continued to rise at the front end of the curve while falling dramatically at the longer end of the curve. While supply technicals, specifically Treasury buybacks and reduced issuance, drove longer-term yields lower, tighter Federal Reserve Board (the "Fed") monetary policy pushed shorter-term yields higher, resulting in an inverted Treasury coupon curve since late January 2000. The U.S. economy entered 2000 with considerable momentum, growing at a 4.8% annual rate in the first quarter and 5.6% in the second quarter. In response, the federal funds target rate was increased three times during the reporting period from 5.5% to a nine-year high of 6.5% in mid-May. Following the last Fed tightening, economic growth appeared to be moderating, and the front end of the yield curve began to reflect market expectations that the Fed's year-long tightening cycle was nearing an end. As a result, the 2- to 30-year Treasury curve ended August less inverted at a yield spread of -50 basis points versus -76 basis points in mid-May. Yields of 5-year and 10-year Treasury notes ended August 2000 at 5.97% and 5.72%, respectively, versus 6.60% and 6.41% at the end of February 2000.

Although agency issuance has exceeded Treasury note and bond issuance for over two years now, the Treasury Department made it clear that Treasury securities were still the market benchmark by expressing support for proposed legislation to repeal the line of credit that government-sponsored agencies have with the Treasury. The AAA ratings of the agencies were reaffirmed and no legislative changes are on the horizon, but agencies dramatically underperformed Treasurys in March 2000 as a result. The fund's agency position was increased in late March/early April to take advantage of the significantly wider agency yield spreads versus Treasurys. Agency spreads peaked in mid-May and ended the fund's reporting period tighter but still well above early 2000 levels.

Due to continued signs of a slowing economy, the Federal Open Market Committee (FOMC) left the federal funds target rate unchanged at 6.5% at the end of June and in mid-August. The coupon curve has continued to steepen as the front end of the yield curve has priced in the strong likelihood that monetary policy will remain status quo for the remainder of this year. The fund's average duration ended the reporting period within its neutral range at 5.0 years and the fund's net total return for the six months ending August 31, 2000 was 6.34%2 versus 6.83% for the Merrill Lynch 5-10 Year Treasury Index and 5.66% for the Lipper Intermediate U.S. Treasury Fund category.3

1 The Merrill Lynch 5-10 Year Treasury Index is an unmanaged index tracking U.S. government securities with maturities between 5 and 9.99 years. Investments cannot be made in an index.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The fund's Institutional Service Shares total return for the six months ended August 31, 2000 was 6.18%.

3 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. They do not reflect sales charges.

Portfolio of Investments

AUGUST 31, 2000 (UNAUDITED)

Principal Amount		Value
	U.S. TREASURY OBLIGATIONS--65.0%
	U.S. Treasury Bonds--2.8%
$900,000	12.000%, 5/15/2005	$1,114,929
1,000,000	8.750%, 5/15/2017	1,290,650

	TOTAL	2,405,579

	U.S. Treasury Notes--62.2%
3,725,000	7.875%, 11/15/2004	3,971,670
2,400,000	7.500%, 2/15/2005	2,535,456
4,000,000	6.500%, 8/15/2005	4,081,360
7,000,000	5.875%, 11/15/2005	6,959,260
8,700,000	6.875%, 5/15/2006	9,056,265
7,900,000	7.000%, 7/15/2006	8,276,672
2,500,000	6.500%, 10/15/2006	2,560,800
2,000,000	6.250%, 2/15/2007	2,027,360
2,000,000	6.625%, 5/15/2007	2,068,760
4,284,000	5.625%, 5/15/2008	4,197,420
2,750,000	4.750%, 11/15/2008	2,541,110
2,800,000	5.500%, 5/15/2009	2,721,628
2,000,000	6.500%, 2/15/2010	2,087,760

	TOTAL	53,085,521

	TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $53,996,984)	55,491,100

Principal Amount		Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS--27.3%
	Federal Home Loan Bank--27.3%
$7,000,000	7.250%, 2/15/2007	$7,147,770
5,500,000	6.730%, 6/22/2009	5,425,365
4,000,000	6.500%, 8/14/2009	3,884,840
900,000	6.500%, 11/13/2009	873,765
1,300,000	7.375%, 2/12/2010	1,332,539
4,450,000	7.625%, 5/14/2010	4,648,159

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (IDENTIFIED COST $23,024,512)	23,312,438

	REPURCHASE AGREEMENT--6.9%[1]
5,895,000	Societe Generale, New York, 6.620%, dated 8/31/2000, due 9/1/2000 (at amortized cost)	5,895,000

	TOTAL INVESTMENTS (IDENTIFIED COST $82,916,496)[2]	$84,698,538

1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $82,916,496. The net unrealized appreciation of investments on a federal tax basis amounts to $1,782,042 which is comprised of $1,898,022 appreciation and $115,980 depreciation at August 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($85,318,435) at August 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

AUGUST 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $82,916,496)		$84,698,538
Income receivable		1,041,936
Receivable for shares sold		2,057
Deferred organizational costs		6,024

TOTAL ASSETS		85,748,555

Liabilities:
Income distribution payable	$430,120

TOTAL LIABILITIES		430,120

Net assets for 8,639,545 shares outstanding		$85,318,435

Net Assets Consist of:
Paid in capital		$89,920,337
Net unrealized appreciation of investments		1,782,042
Accumulated net realized loss on investments		(6,315,418)
Distributions in excess of net investment income		(68,526)

TOTAL NET ASSETS		$85,318,435

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$47,811,304 ÷ 4,841,540 shares outstanding		$9.88

Institutional Service Shares:
$37,507,131 ÷ 3,798,005 shares outstanding		$9.88

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)

Investment Income:
Interest			$2,842,989

Expenses:
Investment adviser fee		$221,917
Administrative personnel and services fee		75,343
Custodian fees		3,416
Transfer and dividend disbursing agent fees and expenses		42,690
Directors'/Trustees' fees		6,636
Auditing fees		5,919
Legal fees		1,338
Portfolio accounting fees		25,731
Distribution services fee--Institutional Service Shares		44,629
Shareholder services fee--Institutional Shares		66,329
Shareholder services fee--Institutional Service Shares		44,629
Share registration costs		13,942
Printing and postage		10,789
Insurance premiums		686
Miscellaneous		6,727

TOTAL EXPENSES		570,721

Waivers and Reimbursements:
Waiver of investment adviser fee	$(221,917)
Waiver of shareholder services fee--Institutional Shares	(55,717)
Waiver of shareholder services fee--Institutional Service Shares	(28,563)
Reimbursement of other operating expenses	(75,984)

TOTAL WAIVERS AND REIMBURSEMENTS		(382,181)

Net expenses			188,540

Net investment income			2,654,449

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(2,661,426)
Net change in unrealized appreciation of investments			4,980,380

Net realized and unrealized gain on investments			2,318,954

Change in net assets resulting from operations			$4,973,403

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) August 31, 2000	Year Ended February 29, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,654,449	$5,555,649
Net realized loss on investments ($2,661,426 and $3,635,402 respectively, as computed for federal tax purposes)	(2,661,426)	(3,635,402)
Net change in unrealized appreciation	4,980,380	(2,916,695)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,973,403	(996,448)

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(1,615,386)	(4,077,005)
Institutional Service Shares	(1,038,498)	(1,529,167)
Distributions from net realized gains
Institutional Shares	--	(111,837)
Institutional Service Shares	--	(38,364)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,653,884)	(5,756,373)

Share Transactions:
Proceeds from sale of shares	44,067,565	69,847,444
Net asset value of shares issued to shareholders in payment of distributions declared	950,440	3,162,012
Cost of shares redeemed	(48,151,276)	(92,831,298)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,133,271)	(19,821,842)

Change in net assets	(813,752)	(26,574,663)

Net Assets:
Beginning of period	86,132,187	112,706,850

End of period	$85,318,435	$86,132,187

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 29 or 28,				Period Ended February 29,
	2000	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 9.58	$10.24	$10.22	$ 9.77	$ 9.98	$10.00
Income From Investment Operations:
Net investment income	0.30	0.54	0.55	0.59	0.59	0.21
Net realized and unrealized gain (loss) on investments	0.30	(0.64)	0.12	0.47	(0.21)	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.60	(0.10)	0.67	1.06	0.38	0.19

Less Distributions:
Distributions from net investment income	(0.30)	(0.54)	(0.55)	(0.59)	(0.59)	(0.21)
Total distributions from net realized gain on investments	--	(0.02)	(0.10)	(0.02)	--	--

TOTAL DISTRIBUTIONS	(0.30)	(0.56)	(0.65)	(0.61)	(0.59)	(0.21)

Net Asset Value, End of Period	$ 9.88	$ 9.58	$10.24	$10.22	$ 9.77	$ 9.98

Total Return[2]	6.34%	(0.96%)	6.58%	11.09%	3.98%	1.85%

Ratios to Average Net Assets:

Expenses	0.30%[3]	0.30%	0.30%	0.30%	0.13%	0.11%[3]

Net investment income	6.09%[3]	5.45%	5.27%	5.84%	6.06%	5.75%[3]

Expense waiver/reimbursement[4]	0.88%[3]	0.82%	0.94%	1.69%	3.95%	12.26%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$47,811	$53,675	$85,534	$39,712	$15,225	$4,181

Portfolio turnover	53%	90%	85%	49%	57%	29%

1 Reflects operations for the period from October 19, 1995 (date of initial public investment) to February 29, 1996. For the period from September 5, 1995 (start of business) to October 18, 1995, the investment income was distributed to the Fund's administrator.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) August 31,	Year Ended February 29 or 28,				Period Ended February 29,
	2000	2000	1999	1998	1997	1996 [1]
Net Asset Value, Beginning of Period	$ 9.58	$10.24	$10.22	$ 9.77	$ 9.98	$10.00
Income From Investment Operations:
Net investment income	0.28	0.51	0.52	0.55	0.56	0.20
Net realized and unrealized gain (loss) on investments	0.30	(0.64)	0.12	0.48	(0.21)	(0.02)

TOTAL FROM INVESTMENT OPERATIONS	0.58	(0.13)	0.64	1.03	0.35	0.18

Less Distributions:
Distributions from net investment income	(0.28)	(0.51)	(0.52)	(0.56)	(0.56)	(0.20)
Total distributions from net realized gain on investments	--	(0.02)	(0.10)	(0.02)	--	--

TOTAL DISTRIBUTIONS	(0.28)	(0.53)	(0.62)	(0.58)	(0.56)	(0.20)

Net Asset Value, End of Period	$ 9.88	$ 9.58	$10.24	$10.22	$ 9.77	$ 9.98

Total Return[2]	6.18%	(1.26%)	6.26%	10.76%	3.62%	1.75%

Ratios to Average Net Assets:

Expenses	0.60%[3]	0.60%	0.60%	0.60%	0.47%	0.45%[3]

Net investment income	5.82%[3]	5.21%	4.87%	5.56%	5.70%	5.25%[3]

Expense waiver/reimbursement[4]	0.83%[3]	0.77%	0.83%	1.64%	3.86%	12.17%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$37,507	$32,457	$27,173	$2,178	$1,782	$1,046

Portfolio turnover	53%	90%	85%	49%	57%	29%

1 Reflects operations for the period from October 19, 1995 (date of initial public investment) to February 29, 1996. For the period from September 5, 1995 (start of business) to October 18, 1995, the investment income was distributed to the Fund's administrator.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

AUGUST 31, 2000 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Securities Fund: 5-10 Years (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Trust is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities. The Trust, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Trust based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights, differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At February 29, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $1,620,803 which will reduce the Fund's capital income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Pursuant to the Code, such capital loss carryforward will expire in February 2008.

Additionally, net capital losses of $2,026,021 attributable to security transactions incurred after October 31, 1999, are treated as arising on March 1, 2000, the first day of the funds next taxable year.

When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in capital stock were as follows:

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	3,585,100	$34,647,947	4,584,790	$45,320,241
Shares issued to shareholders in payment of distributions declared	81,183	786,977	263,080	2,602,930
Shares redeemed	(4,429,292)	(42,527,031)	(7,598,478)	(74,918,000)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(763,009)	$(7,092,107)	(2,750,608)	$(26,994,829)

	Six Months Ended August 31, 2000		Year Ended February 29, 2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	971,857	$9,419,618	2,491,880	$24,527,203
Shares issued to shareholders in payment of distributions declared	16,843	163,463	56,459	559,082
Shares redeemed	(579,883)	(5,624,245)	(1,813,609)	(17,913,298)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	408,817	$3,958,836	734,730	$7,172,987

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(354,192)	$(3,133,271)	(2,015,878)	$(19,821,842)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Trust. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Trust will pay FSSC up to 0.25% of average daily net assets of the Trust shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses of $42,365 were borne initially by the Adviser. The Fund reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the six months ended August 31, 2000, the Fund amortized $4,859 of organizational expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contribution), for the period ended August 31, 2000, were as follows:

Purchases	$43,351,209

Sales	$47,694,742

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated U.S. Government Securities Fund: 5-10 Years

SEMI-ANNUAL REPORT TO SHAREHOLDERS

AUGUST 31, 2000

Federated
Federated U.S. Government Securities Fund: 5-10 Years
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428S107
Cusip 31428S206

G01393-01 (10/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.